UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05328
                                                     ---------

                            CIM High Yield Securities
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                          C/O Chancellor Trust Company
                     1166 Avenue of the Americas, 27th Floor
                              New York, N.Y. 10036
               --------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                  Cindy Cameron
                       INVESCO Institutional, (N.A.) Inc.
                        400 W. Market Street, Suite 3300
                              Louisville, KY 40202
               --------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 502-589-2011
                                                            ------------

                      Date of fiscal year end: December 31
                                               -----------

                   Date of reporting period:   December 31, 2005
                                               -----------------

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


[LOGO] INVESCO

                 CIM HIGH YIELD SECURITIES -- 2005 ANNUAL REPORT

      We are pleased to provide this annual report for CIM High Yield Securities (the "Fund") as of December 31, 2005. The following pages contain a listing of the Fund's holdings as well as the financial statements for the year of 2005.

FUND COMMENTARY AND MARKET REVIEW

      The Fund's return at net asset value was -0.48% for 2005. Its return for 2005 based on its market price was 3.11%. Changes in the market price of the Fund's shares reflect investor demand and are not necessarily linked directly to changes in net asset value. These returns compare to an average return of 2.43% for the Fund's peer group, the Lipper High Current Yield Leverage Funds. The Fund's performance based on net asset value lagged its Lipper peer group because the Fund's relatively small size meant that its fixed expenses were spread over a smaller capital base resulting in an expense ratio that was higher than most of the funds in the Fund's peer group. The Fund's performance versus its peer group was also hurt because of its relative underexposure to Emerging Market debt securities and the fact that the Fund did not utilize leverage to the same extent as its peers.

      Credit concerns in April and May prompted by problems in the auto sector caused the high yield market to retrace gains made in the first quarter of 2005. While the high yield bond market made a recovery over the course of 2005, returns were not as robust as the year before. This was not an unexpected result considering the significant returns in the high yield bond market in the last few years and against the backdrop of 13 U.S. fed funds rate increases over the course of 2005 and the beginning of 2006.

      Nevertheless, the external environment for the high yield market remains favorable. Empirical evidence supports the concept that credit spreads are driven mainly by realized credit losses. Default rates are therefore the best indicator of credit spreads, which, maintaining historical lows, still offer the best justification for tight spreads.

      It is our opinion, with so many assets searching for investment and yield, that investors will overcome recent risk aversion and, in recognizing strong fundamentals, return to the high yield market over the course of the coming months.

LIQUIDATION

      As you know, on August 4, 2005, the Board of Trustees of the Fund approved a plan of complete liquidation and dissolution for the Fund. The plan of liquidation was approved by the shareholders of the Fund on January 20, 2006. The plan became effective at the close of business on February 3, 2006.

                                        INVESCO Institutional (N.A.) Inc.

                             INVESCO PRIVACY NOTICE

At INVESCO(1), we recognize that you have entrusted with us your personal and financial data and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us and we have established a policy to maintain the privacy of the information you share with us.

PERSONAL INFORMATION WE COLLECT

In the normal course of serving clients, we collect personal information about you, which may include:

      o Information we receive from you (such as your name and address) from your account application, investment management agreement or other documents you may deliver to us.

      o     Information about your investment transactions with us.

PERSONAL INFORMATION WE MAY DISCLOSE

We do not sell any information to any third parties. However, we occasionally disclose nonpublic personal information about you to affiliates and non-affiliates only as permitted by law or regulation. Specifically, we may disclose nonpublic personal information including:

      o Information to service providers in order to process your account transactions.

      o Your name and address to companies that assist us with mailing statements to you.

      o Information in connection with legal proceedings, such as responding to a subpoena.

The organizations that receive client information act on our behalf and use the information only to provide the services that we have asked them to perform for you and us. As emphasized above, we do not provide client or former client information including names, addresses, or client lists to outside companies except in furtherance of our business relationship with you, or as otherwise permitted by law.

Access to nonpublic personal information is restricted to employees who need to access that information to provide products or services to clients. To guard our clients' nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. A client's right to privacy extends to all forms of contact with us, including telephone, written correspondence, and electronic media.

We consider privacy a fundamental right of clients and take seriously the obligation to safeguard client information. We will adhere to the policies and practices above for both current and former clients.

(1) This Privacy Notice applies to members of INVESCO Institutional (N.A.), Inc. of AMVESCAP PLC's family of investment adviser subsidiaries: INVESCO Institutional (N.A.), Inc., INVESCO Private Capital, Inc., INVESCO Senior Secured Management, Inc., and INVESCO Global Asset Management (N.A.), Inc.

CIM HIGH YIELD SECURITIES
PORTFOLIO SUMMARY (% OF TOTAL INVESTMENTS)
DECEMBER 31, 2005 (UNAUDITED)

CORPORATE BONDS AND NOTES
   Chemicals and Plastics ..........................................        6.7%
   Wireline ........................................................        6.7%
   Lodging and Casinos .............................................        6.0%
   Pipe Lines/Ex Natural Gas .......................................        5.4%
   Financial Intermediaries ........................................        5.0%
   Cable and Satellite Television ..................................        4.8%
   Publishing & Printing ...........................................        4.8%
   Utilities .......................................................        4.6%
   Oil and Gas .....................................................        4.2%
   Building and Development ........................................        3.5%
   Health Care .....................................................        3.3%
   Wireless Communications .........................................        3.0%
   Electronics/Electric ............................................        3.0%
   Industrial Machinery/Components .................................        2.8%
   Consumer Products ...............................................        2.5%
   Paper & Forest Products .........................................        2.5%
   Auto Parts & Accessories ........................................        2.4%
   Containers/Packaging ............................................        2.1%
   Retail ..........................................................        1.4%
   Broadcasting ....................................................        1.4%
   Equipment Leasing ...............................................        1.3%
   Ecological Services and Equipment ...............................        1.2%
   Food Service ....................................................        1.2%
   Food/Drug Retailers .............................................        1.2%
   Metals/Minerals .................................................        1.1%
   Aerospace/Defense ...............................................        1.1%
   Property - Casualty Insurance ...................................        1.0%
   Steel ...........................................................        0.9%
   Software/Services ...............................................        0.9%
   Office/Business Equipment .......................................        0.7%
   Marine Transportation ...........................................        0.7%
   Apparel/Textiles ................................................        0.6%
   Leisure Goods, Activities, Movies ...............................        0.5%
   Personal Services ...............................................        0.5%
   Consulting Services .............................................        0.5%
   Retail Food .....................................................        0.5%
   Airlines ........................................................        0.5%
   Telecommunication Equipment .....................................        0.2%
FOREIGN BONDS ......................................................        2.7%
SHORT TERM OBLIGATIONS .............................................        6.6%
                                                                       --------
TOTAL ..............................................................      100.0%
                                                                       ========

CIM HIGH YIELD SECURITIES
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                                                               MARKET
 PRINCIPAL                                                                                                     VALUE
  AMOUNT                                                                                                      (NOTE 1)
 ---------                                                                                                  -----------
CORPORATE BONDS AND NOTES -- 119.0%
               CHEMICALS AND PLASTICS -- 8.8%
$   162,000    BCP Crystal US Holdings Corp., Sr. Sub. Notes, 9.625%, 06/15/14 .........................    $   181,035
    175,000    Equistar Chemical Funding, Sr. Notes, 10.625%, 05/01/11 .................................        193,375
    250,000    Hercules Inc., Sr. Sub. Notes, 6.750%, 10/15/29 .........................................        241,875
    213,000    Huntsman ICI Chemicals Ltd., Sr. Sub. Notes, 10.125%, 07/01/09 ..........................        220,987
     40,000    Huntsman International LLC., Sr. Sub. Notes, 7.375%, 01/01/15** .........................         38,800
    175,000    Innophos Inc., Sr. Sub. Notes, 8.875%, 08/15/14** .......................................        177,188
    350,000    Lyondell Chemical Co., Sr. Sub. Notes, 10.875%, 05/01/09 ................................        365,313
    150,000    Nalco Company, Sr. Sub. Notes, 8.875%, 11/15/13 .........................................        157,875
    150,000    Nell AF Sarl, Sr. Notes, 8.375%, 08/15/15** .............................................        149,250
    120,000    Plastipak Holding, Inc., 8.500%, 12/15/15** .............................................        121,800
    175,000    Rhodia SA, Sr. Sub. Notes, 8.875%, 06/01/11 .............................................        180,250
     73,000    Rockwood Specialties GRP., Sr. Sub. Notes, 10.625%, 05/15/11 ............................         80,391
    200,000    Rockwood Specialties GRP., Sr. Sub. Notes, 7.500%, 11/15/14 .............................        200,250
                                                                                                            -----------
                                                                                                              2,308,389
                                                                                                            -----------
               WIRELINE -- 8.8%
     75,000    American Cellular Corp., Sr. Notes, Series B, 10.000%, 08/01/11 .........................         81,750
    200,000    AT & T Corp., Sr. Notes, 9.050%, 11/15/11 ...............................................        221,627
    300,000    Citizens Communications, Sr. Notes, 9.250%, 05/15/11 ....................................        332,250
     75,000    Dobson Cellular Systems, Sr. Notes, 9.875%, 11/01/12 ....................................         83,062
     75,000    Dobson Cellular Systems, Sr. Notes, 8.375%, 11/01/11 ....................................         79,969
    100,000    Dobson Communications, Sr. Notes, 8.875%, 10/01/13 ......................................        100,250
    250,000    MCI Inc., Sr. Notes, 8.735%, 05/01/14 ...................................................        277,187
    179,000    Panamsat Corp., Sr. Notes, 9.000%, 08/15/14 .............................................        188,398
    200,000    Qwest Capital Funding, Sr. Notes, 7.900%, 08/15/10 ......................................        208,000
    200,000    Qwest Capital Funding, Sr. Notes, 7.000%, 08/03/09 ......................................        203,000
    125,000    Qwest Communications International, Sr. Notes, 7.250%, 02/15/11 .........................        128,125
    150,000    Qwest Corp., Sr. Notes, 7.875%, 09/01/11 ................................................        162,375
    125,000    Qwest Corp., Sr. Notes, 7.625%, 06/15/15** ..............................................        134,375
    100,000    Time Warner Telecom Holdings, Sr Notes, 9.250%, 02/15/14 ................................        106,000
                                                                                                            -----------
                                                                                                              2,306,368
                                                                                                            -----------
               LODGING AND CASINOS -- 7.8%
    100,000    Aztar Corp., Sr. Sub. Notes, 7.875%, 06/15/14 ...........................................        105,250
    179,000    Global Cash Account Finance, Sr. Sub Notes, 8.750%, 03/15/12 ............................        191,306
    200,000    Host Marriott LP., Sr. Notes, 7.125%, 11/01/13 ..........................................        209,000
    200,000    Jacobs Entertainment, Sr. Notes, 11.875%, 02/01/09 ......................................        213,250
    425,000    MGM Mirage Inc., Sr. Notes, 6.750%, 09/01/12 ............................................        432,969
    150,000    Resort International Hotel/Casino, Sr. Notes, 11.500%, 03/15/09 .........................        166,875
    175,000    River Rock Entertainment, Sr. Notes, 9.750%, 11/01/11 ...................................        189,437
    140,000    Riviera Holdings Corp., Sr. Notes, 11.000%, 06/15/10 ....................................        151,375
    175,000    Seneca Gaming Corp., Sr. Notes, 7.250%, 05/01/12 ........................................        176,969
    200,000    Wheeling Island Gaming, Sr. Notes, 10.125%, 12/15/09 ....................................        210,750
                                                                                                            -----------
                                                                                                              2,047,181
                                                                                                            -----------

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                                                               MARKET
 PRINCIPAL                                                                                                     VALUE
  AMOUNT                                                                                                      (NOTE 1)
 ---------                                                                                                  -----------
CORPORATE BONDS AND NOTES -- (CONTINUED)
               PIPE LINES/EX NATURAL GAS -- 7.0%
$   100,000    El Paso CGP. Co., Sr. Notes, 7.625%, 09/01/08** .........................................    $   102,000
    350,000    El Paso Corp., Sr. Notes, 7.875%, 06/15/12 ..............................................        362,250
    100,000    El Paso Corp., Sr. Notes, 7.750%, 06/15/10** ............................................        102,500
    225,000    El Paso Production Holding, Sr. Notes, 7.750%, 06/01/13 .................................        234,562
    150,000    Sonat, Inc., Sr. Notes, 7.625%, 07/15/11 ................................................        153,375
    260,000    Targa Resources, Inc., Sr. Notes, 8.500%, 11/01/13** ....................................        267,800
    200,000    Williams Cos., Inc., Sr. Notes, 8.125%, 03/15/12 ........................................        219,000
    375,000    Williams Cos., Inc., Sr. Notes, 7.625%, 07/15/19 ........................................        404,063
                                                                                                            -----------
                                                                                                              1,845,550
                                                                                                            -----------
               FINANCIAL INTERMEDIARIES -- 6.5%
    300,000    AmeriCredit Corp., Sr. Notes, 9.250%, 05/01/09 ..........................................        317,250
    350,000    Ford Motor Credit Co., Sr. Notes, 7.000%, 10/01/13 ......................................        299,485
    960,000    General Motors Accept Corp., Sr. Sub. Notes, 6.750%, 12/01/14 ...........................        865,027
    200,000    Western Financial Bank, Sr. Sub. Notes, 9.625%, 05/15/12 ................................        225,000
                                                                                                            -----------
                                                                                                              1,706,762
                                                                                                            -----------
               CABLE AND SATELLITE TELEVISION -- 6.3%
    250,000    Cablevision Systems, Corp., Sr. Notes. Series B, 8.000%, 04/15/12 .......................        235,000
    350,000    Charter Communications Holdings II, Sr. Notes, 10.250%, 09/15/10 ........................        350,000
    248,000    Charter Communications Holdings, Sr. Notes, 11.000%, 10/01/15** .........................        209,560
    100,000    CSC Holdings, Inc., Sr. Notes, 7.250%, 07/15/08 .........................................        100,250
    175,000    DIRECTV Holdings, Sr. Notes, 6.375%, 06/15/15 ...........................................        171,938
    150,000    GCI, Inc., Sr. Notes, 7.250%, 02/15/14 ..................................................        149,250
    125,000    Insight Midwest, Sr. Notes, 10.500%, 11/01/10 ...........................................        132,031
    100,000    Mediacom LLC., Sr. Notes, 9.500%, 01/15/13 ..............................................         98,125
    200,000    NTL Cable PLC., Sr. Notes, 8.750%, 04/15/14 .............................................        210,000
                                                                                                            -----------
                                                                                                              1,656,154
                                                                                                            -----------
               PUBLISHING & PRINTING -- 6.2%
     50,000    American Media Operation, Sr. Sub. Notes, 8.875%, 01/15/11 ..............................         42,750
     50,000    American Media Operation, Sr. Sub. Notes, Series B, 10.250%, 05/01/09 ...................         45,875
    250,000    Cenveo Corp., Sr. Sub. Notes, 7.875%, 12/01/13 ..........................................        242,500
    147,000    Dex Media West, Sr. Sub Notes, Series B, 9.875%, 08/15/13 ...............................        163,905
    200,000    Dex Media, Inc., Sr. Notes, 8.000%, 11/15/13 ............................................        205,000
    325,000    Houghton Mifflin Co., Sr. Sub. Notes, 9.875%, 02/01/13 ..................................        348,968
    100,000    Mail Well I, Corp. (Cenveo Corp.), Sr. Notes, 9.625%, 03/15/12 ..........................        108,500
    175,000    Vertis, Inc., Sr. Notes, 9.750%, 04/01/09 ...............................................        182,219
    300,000    WDAC Subsidiary Corp., Sr. Notes, 8.375%, 12/01/14** ....................................        292,125
                                                                                                            -----------
                                                                                                              1,631,842
                                                                                                            -----------

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                                                               MARKET
 PRINCIPAL                                                                                                     VALUE
  AMOUNT                                                                                                      (NOTE 1)
 ---------                                                                                                  -----------
CORPORATE BONDS AND NOTES -- (CONTINUED)
               UTILITIES -- 6.0%
$   200,000    AES Corp., Sr. Notes, 9.000%, 05/15/15** ................................................    $   220,000
    104,000    AES Corp., Sr. Notes, 8.750%, 06/15/08 ..................................................        109,720
     75,000    Aquila Inc., Sr. Notes, 9.950%, 02/01/11 ................................................         83,062
    100,000    CMS Energy Corp., Sr. Notes, 8.500%, 04/15/11 ...........................................        109,375
    210,000    Dynegy Holdings, Inc., Sr. Notes, 10.125%, 07/15/13** ...................................        238,350
    150,000    Dynegy Holdings, Inc., Sr. Notes, 8.750%, 02/15/12 ......................................        162,750
    150,000    Midwest Generation LLC., Sr. Notes, 8.750%, 05/01/34 ....................................        165,937
     75,000    PSEG Energy Holding, Sr. Notes, 10.000%, 10/01/09 .......................................         82,875
     75,000    PSEG Energy Holdings, Sr Notes, 8.500%, 06/15/11 ........................................         80,625
    200,000    Reliant Resource, Sr. Notes, 9.500%, 07/15/13 ...........................................        201,500
    125,000    TXU Corp., Sr. Notes, 5.550%, 11/15/14 ..................................................        119,355
                                                                                                            -----------
                                                                                                              1,573,549
                                                                                                            -----------
               OIL AND GAS -- 5.5%
    175,000    Chesapeake Energy Corp., Sr. Notes, 7.750%, 01/15/15 ....................................        186,375
    170,000    Denbury Resources, Inc., Sr. Sub. Notes, 7.500%, 12/15/15 ...............................        172,975
    250,000    Ferrellgas Partners LP., Sr. Notes, 8.750%, 06/15/12 ....................................        248,750
    160,000    Forest Oil Corp., Sr. Notes, 7.750%, 05/01/14 ...........................................        166,800
    250,000    Hilcorp Energy, Sr. Sub. Notes, 7.750%, 11/01/15** ......................................        255,625
    250,000    Sesi LLC., Sr. Notes, 8.875%, 05/15/11 ..................................................        263,125
    100,000    Swift Energy Co., Sr. Notes, 7.625%, 07/15/11 ...........................................        102,500
     50,000    Whiting Petroleum Corp., Sr. Sub. Notes, 7.250%, 05/01/13 ...............................         50,875
                                                                                                            -----------
                                                                                                              1,447,025
                                                                                                            -----------
               BUILDING AND DEVELOPMENT -- 4.6%
     75,000    Beazer Homes, Sr. Notes, 6.500%, 11/15/13 ...............................................         71,719
    200,000    Builders FirstSource, Inc., Sr. Notes, 8.590%, 02/15/12 .................................        204,500
    250,000    D.R. Horton, Inc., Sr. Notes, 6.875%, 05/01/13 ..........................................        262,137
    275,000    KB Home, Sr. Notes, 6.250%, 06/15/15 ....................................................        267,505
    225,000    Ply Gem Industries, Inc., Sr. Sub Notes, 9.000%, 02/15/12 ...............................        200,812
    200,000    THL Buildco (Nortek, Inc.) Sr. Sub. Notes, 8.500%, 09/01/14 .............................        194,000
                                                                                                            -----------
                                                                                                              1,200,673
                                                                                                            -----------
               HEALTH CARE -- 4.3%
    275,000    HCA, Inc., Sub. Notes, 6.750%, 07/15/13 .................................................        284,924
    170,000    Omnicare, Inc., Sr. Notes, 6.875%, 12/15/15 .............................................        173,400
    100,000    Senior Housing Properties Trust, Sr.Notes, 7.875%, 04/15/15 .............................        105,000
    150,000    Tenet Healthcare Corp., Sr. Notes, 9.875%, 07/01/14 .....................................        152,625
    100,000    Triad Hospitals, Inc., Sr. Sub. Notes, 7.000%, 11/15/13 .................................        100,750
    100,000    Vanguard Health Holdings II, Sr. Sub. Notes, 9.000%, 10/01/14 ...........................        106,750
    200,000    VWR International, Inc., Sr. Sub. Notes, 8.000%, 04/15/14 ...............................        200,000
                                                                                                            -----------
                                                                                                              1,123,449
                                                                                                            -----------

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                                                               MARKET
 PRINCIPAL                                                                                                     VALUE
  AMOUNT                                                                                                      (NOTE 1)
 ---------                                                                                                  -----------
CORPORATE BONDS AND NOTES -- (CONTINUED)
               ELECTRONICS/ELECTRIC -- 4.0%
$   175,000    Avago Technologies, Sr. Notes, 10.125%, 12/01/13** ......................................    $   180,687
    200,000    Celestica, Inc., Sr. Sub. Notes, 7.875%, 07/01/11 .......................................        202,500
    400,000    L-3 Communications Corp., Sr. Sub. Notes, 6.375%, 10/15/15** ............................        401,000
     75,000    Sanmina-Sci Corp., Sr. Notes, 10.375%, 01/15/10 .........................................         83,250
    175,000    Stats Chippac LTD., Sr. Notes, 6.750%, 11/15/11 .........................................        169,750
                                                                                                            -----------
                                                                                                              1,037,187
                                                                                                            -----------
               WIRELESS COMMUNICATIONS -- 3.9%
    100,000    American Tower Corp., Sr. Notes, 7.250%, 12/01/11 .......................................        104,500
    100,000    American Tower Corp., Sr. Notes., 7.125%, 10/15/12 ......................................        103,500
    175,000    Centennial Communications, Sr. Notes, 8.125%, 02/01/14 ..................................        178,500
    225,000    Nextel Communications, Sr. Notes, 7.375%, 08/01/15 ......................................        237,632
     75,000    Nextel Partners, Inc., Sr. Notes, 8.125%, 07/01/11 ......................................         80,531
    150,000    Rogers Wireless, Inc., Sr. Sub. Notes, 8.000%, 12/15/12 .................................        159,563
    150,000    Rural Cellular Corp., Sr. Notes, 8.250%, 03/15/12 .......................................        159,000
                                                                                                            -----------
                                                                                                              1,023,226
                                                                                                            -----------
               INDUSTRIAL MACHINERY/COMPONENTS -- 3.7%
    225,000    Case New Holland, Inc., Sr. Notes, 9.250%, 08/01/11 .....................................        241,875
     44,000    Dresser Rand Group, Inc., Sr. Sub. Notes, 7.375%, 11/01/14** ............................         45,540
     65,000    JLG Industries, Inc., Sr. Sub Notes, 8.375%, 06/15/12 ...................................         68,900
    250,000    Mueller Group, Inc , Sr. Sub. Notes, 10.000%, 05/01/12 ..................................        266,875
    200,000    Sensus Metering Systems, Sr. Sub. Notes, 8.625%, 12/15/13 ...............................        178,000
    200,000    Trimas Corp. Sr., Sub. Notes, 9.875%, 06/15/12 ..........................................        166,000
                                                                                                            -----------
                                                                                                                967,190
                                                                                                            -----------
               PAPER & FOREST PRODUCTS -- 3.3%
     51,000    Abitibi-Consolidated Inc., Sr. Notes, 8.550%, 08/01/10 ..................................         51,892
    200,000    Boise Cascade LLC, Sr. Notes, 7.125%, 10/15/14 ..........................................        187,500
    275,000    Catalyst Paper Corp., Sr. Notes, 8.625%, 06/15/11 .......................................        264,000
    175,000    Georgia Pacific Corp., Sr. Notes, 8.125%, 05/15/11 ......................................        176,094
    200,000    Graphic Packaging International, Sr. Sub. Notes, 9.500%, 08/15/13 .......................        192,000
                                                                                                            -----------
                                                                                                                871,486
                                                                                                            -----------
               CONSUMER PRODUCTS -- 3.3%
    250,000    Chattem, Inc., Sr. Sub. Notes, 7.000%, 03/01/14 .........................................        255,000
    175,000    Playtex Products, Inc., Sr. Sub Notes, 9.375%, 06/01/11 .................................        184,187
    225,000    Samsonite Corp., Sr. Sub. Notes, 8.875%, 06/01/11 .......................................        234,000
    175,000    Sealy Mattress Co., Sr. Sub. Notes, 8.250%, 06/15/14 ....................................        181,125
                                                                                                            -----------
                                                                                                                854,312
                                                                                                            -----------

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                                                               MARKET
 PRINCIPAL                                                                                                     VALUE
  AMOUNT                                                                                                      (NOTE 1)
 ---------                                                                                                  -----------
CORPORATE BONDS AND NOTES -- (CONTINUED)
               AUTO PARTS & ACCESSORIES -- 3.2%
$   200,000    Delco Remy International, Inc., Sr. Sub. Notes, 11.000%, 05/01/09 .......................    $    72,000
    150,000    Dura Operating Corp., Sr. Sub. Notes, Series B, 8.625%, 04/15/12 ........................        124,500
    300,000    Goodyear Tire & Rubber, Sr. Notes, 7.857%, 08/15/11 .....................................        294,000
     50,000    Navistar International, Sr. Notes, 7.500%, 06/15/11 .....................................         47,875
     50,000    Tenneco Automotive, Inc., Sr. Notes, Series B, 10.250%, 07/15/13 ........................         54,875
    200,000    Tenneco Automotive, Inc., Sr. Sub. Notes, 8.625%, 11/15/14 ..............................        190,000
     75,000    Visteon Corp., Sr. Notes, 7.000%, 03/10/14 ..............................................         58,312
                                                                                                            -----------
                                                                                                                841,562
                                                                                                            -----------
               CONTAINERS / PACKAGING -- 2.8%
    115,000    Graham Packaging Co., Sr. Notes, 9.875%, 10/15/14 .......................................        112,700
    100,000    Graham Packaging Co., Sr. Notes, 8.500%, 10/15/12 .......................................         99,000
    230,000    Solo Cup Co., Sr. Sub. Notes, 8.500%, 02/15/14 ..........................................        202,400
    300,000    Stone Container Corp., Sr. Notes, 9.750%, 02/01/11 ......................................        304,500
                                                                                                            -----------
                                                                                                                718,600
                                                                                                            -----------
               RETAIL -- 1.9%
     75,000    Dillards, Inc., Sr. Notes, 7.850%, 10/01/12 .............................................         78,375
    350,000    Penney (JC) Co., Inc., Sr. Notes, 9.000%, 08/01/12 ......................................        413,547
                                                                                                            -----------
                                                                                                                491,922
                                                                                                            -----------
               BROADCASTING -- 1.8%
    200,000    Rainbow National Services LLC., Sr. Notes, 8.750%, 09/01/12** ...........................        214,000
    250,000    Sinclair Broadcast Group, Sr. Sub. Notes, 8.000%, 03/15/12 ..............................        258,750
                                                                                                            -----------
                                                                                                                472,750
                                                                                                            -----------
               EQUIPMENT LEASING -- 1.8%
    350,000    Hertz Corp ., Sr. Notes, 10.500%, 01/01/16** ............................................        362,250
    100,000    United Rentals, N.A. Inc., Sr. Sub. Notes, 7.750%, 11/15/13 .............................         98,000
                                                                                                            -----------
                                                                                                                460,250
                                                                                                            -----------
               ECOLOGICAL SERVICES AND EQUIPMENT -- 1.6%
    200,000    Allied Waste North America, Inc., Sr. Notes, Series B, 9.250%, 09/01/12 .................        217,500
    100,000    Allied Waste North America, Sr. Notes, 7.875%, 04/15/13 .................................        103,750
    100,000    Casella Waste Systems, Sr. Sub. Notes, 9.750%, 02/01/13 .................................        105,750
                                                                                                            -----------
                                                                                                                427,000
                                                                                                            -----------
               FOOD SERVICE -- 1.6%
    250,000    Buffets, Inc., Sr. Sub. Notes, 11.250%, 07/15/10 ........................................        256,250
    175,000    Friendly Ice Cream Corp., Sr. Notes, 8.375%, 06/15/12 ...................................        156,625
                                                                                                            -----------
                                                                                                                412,875
                                                                                                            -----------

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                                                               MARKET
 PRINCIPAL                                                                                                     VALUE
  AMOUNT                                                                                                      (NOTE 1)
 ---------                                                                                                  -----------
CORPORATE BONDS AND NOTES -- (CONTINUED)
               FOOD/DRUG RETAILERS -- 1.5%
$   100,000    B&G Foods Holding Corp., Sr. Notes, 8.000%, 10/01/11 ....................................    $   102,500
    100,000    Ingles Markets, Inc., Sr. Sub. Notes, 8.875%, 12/01/11 ..................................        104,000
    200,000    Stater Bros Holdings, Inc., Sr. Notes, 8.125%, 06/15/12 .................................        199,000
                                                                                                            -----------
                                                                                                                405,500
                                                                                                            -----------
               METALS/MINERALS -- 1.5%
    260,000    Gilbratar Industries, Inc., Sr Notes, 8.000%, 12/01/15** ................................        263,250
    135,000    Novelis, Inc., Sr. Notes, 7.250%, 02/15/15** ............................................        126,563
                                                                                                            -----------
                                                                                                                389,813
                                                                                                            -----------
               AEROSPACE/DEFENSE -- 1.4%
    100,000    BE Aerospace, Inc., Sr. Sub. Notes, Series B, 8.875%, 05/01/11 ..........................        105,500
    100,000    Bombadier Inc., Sr. Notes, 6.750%, 05/01/12** ...........................................         93,000
    175,000    K & F Acquisition, Inc., Sr. Notes, 7.750%, 11/15/14 ....................................        177,625
                                                                                                            -----------
                                                                                                                376,125
                                                                                                            -----------
               PROPERTY - CASUALTY INSURANCE -- 1.3%
    175,000    Crum & Forster Holding Corp., Sr. Notes, 10.375%, 06/15/13 ..............................        185,500
    175,000    Fairfax Financial Holdings, Sr. Notes, 7.750%, 04/26/12 .................................        164,164
                                                                                                            -----------
                                                                                                                349,664
                                                                                                            -----------
               STEEL -- 1.2%
    100,000    AK Steel Corp., Sr. Notes, 7.750%, 06/15/12 .............................................         90,750
    100,000    International Steel Group, Sr. Notes, 6.500%, 04/15/14 ..................................        100,500
    125,000    Ryerson Tull, Inc., Sr. Notes, 8.250%, 12/15/11 .........................................        122,188
                                                                                                            -----------
                                                                                                                313,438
                                                                                                            -----------
               SOFTWARE/SERVICES -- 1.2%
    100,000    Sungard Data Systems, Inc., Sr. Notes, 4.875%, 01/15/14 .................................         87,500
    200,000    UGS Corp., Sr. Sub. Notes, 10.000%, 06/01/12 ............................................        219,000
                                                                                                            -----------
                                                                                                                306,500
                                                                                                            -----------
               MARINE TRANSPORTATION -- 1.0%
    250,000    OMI Corp., Sr. Notes, 7.625%, 12/01/13 ..................................................        254,688
                                                                                                            -----------
               OFFICE/BUSINESS EQUIPMENT -- 0.9%
    200,000    Xerox Corp., Sr. Notes, 9.750%, 01/15/09 ................................................        222,250
                                                                                                            -----------
               APPAREL & TEXTILES -- 0.8%
    100,000    Levi Strauss & Co., Sr. Notes, 9.750%, 01/15/15 .........................................        104,500
    100,000    Phillips Van-Heusen, Sr. Notes, 8.125%, 05/01/13 ........................................        106,000
                                                                                                            -----------
                                                                                                                210,500
                                                                                                            -----------

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                                                               MARKET
 PRINCIPAL                                                                                                     VALUE
  AMOUNT                                                                                                      (NOTE 1)
 ---------                                                                                                  -----------
CORPORATE BONDS AND NOTES -- (CONTINUED)
               CONSULTING SERVICES -- 0.7%
$   175,000    FTI Consulting, Sr. Notes, 7.625%, 06/15/13** ...........................................    $   181,125
                                                                                                            -----------
               LEISURE GOODS, ACTIVITIES, MOVIES -- 0.7%
    175,000    NCL Corp., Sr. Notes, 10.625%, 07/15/14 .................................................        181,125
                                                                                                            -----------
               AIRLINES -- 0.7%
    100,000    American Airlines, Inc., Sr. Notes, 6.817%, 05/23/11 ....................................         95,587
     89,405    Continental Airlines, Inc., Sr. Notes, 7.875%, 07/02/18 .................................         82,134
                                                                                                            -----------
                                                                                                                177,721
                                                                                                            -----------
               RETAIL FOOD -- 0.6%
    150,000    Smithfield Foods, Inc., Sr. Notes, 7.750%, 05/15/13 .....................................        159,375
                                                                                                            -----------
               PERSONAL SERVICES -- 0.6%
     50,000    Service Corp. International, Sr. Notes, 7.700%, 04/15/09 ................................         52,750
    100,000    Service Corp. International, Sr. Notes, 7.700%, 04/15/09 ................................        105,500
                                                                                                            -----------
                                                                                                                158,250
                                                                                                            -----------
               TELECOMMUNICATIONS EQUIPMENT -- 0.2%
     75,000    Lucent Technologies, Sr. Notes, 6.450%, 03/15/29 ........................................         64,688
                                                                                                            -----------
               TOTAL CORPORATE BONDS AND NOTES
                (Cost $30,931,998) .....................................................................     31,176,064
                                                                                                            -----------
FOREIGN BONDS -- 3.6%
               TELECOMMUNICATIONS EQUIPMENT -- 1.4%
    350,000    Intelsat Bermuda LTD., Sr. Notes, 8.625%, 01/15/15** ....................................        355,250
                                                                                                            -----------
               OIL AND GAS -- 1.2%
    300,000    Petrobras International Finance, Sr. Notes, 7.750%, 09/15/14 ............................        325,500
                                                                                                            -----------
               FOREST PRODUCTS & PAPER -- 1.0%
    250,000    Kappa Beheer BV, Sr. Sub. Notes, 10.625%, 07/15/09** ....................................        260,105
                                                                                                            -----------
               TOTAL FOREIGN BONDS
                (Cost $936,472) ........................................................................        940,855
                                                                                                            -----------

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                                                               MARKET
 PRINCIPAL                                                                                                     VALUE
  AMOUNT                                                                                                      (NOTE 1)
 ---------                                                                                                  -----------
SHORT TERM OBLIGATIONS -- 8.6%

$   100,000    United States Treasury Bill, 3.440%, 01/05/06*** ........................................    $    99,962
    115,000    United States Treasury Bill, 3.470%, 01/05/06*** ........................................        114,956
    290,000    United States Treasury Bill, 3.500%, 01/05/06*** ........................................        289,887
    370,000    United States Treasury Bill, 3.520%, 01/05/06*** ........................................        369,855
  1,375,000    United States Treasury Bill, 3.730%, 01/05/06*** ........................................      1,374,430
                                                                                                            -----------
               TOTAL SHORT TERM OBLIGATIONS
                 (Cost $2,249,090) .....................................................................      2,249,090
                                                                                                            -----------
TOTAL INVESTMENTS (Cost $34,117,560) ......................................................     131.2%       34,366,009
OTHER ASSETS AND LIABILITIES (NET) ........................................................     (31.2)%      (8,166,138)
                                                                                                -----       -----------
NET ASSETS ................................................................................     100.0%      $26,199,871
                                                                                                =====       ===========

** Security purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities is $4,792,143 or 18.29% of total net assets.

***   Rate represents annualized yield at date of purchase.

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS:
   Investments, at value (Cost $34,117,560) ....................................                     $ 34,366,009
   Cash ........................................................................                           13,032
   Receivable for investments sold .............................................                          258,584
   Interest receivable .........................................................                          623,528
   Prepaid expenses ............................................................                           45,829
                                                                                                     ------------
      Total Assets .............................................................                       35,306,982
                                                                                                     ------------
LIABILITIES:
   Notes payable (including accrued interest of $101,554) ......................     $  8,491,554
   Payables for securities purchased ...........................................          515,810
   Investment advisory fee payable .............................................           11,094
   Administration fee payable ..................................................            3,413
   Custodian fees payable ......................................................              834
   Accrued expenses and other payables .........................................           84,406
                                                                                     ------------
      Total Liabilities ........................................................                        9,107,111
                                                                                                     ------------
NET ASSETS .....................................................................                     $ 26,199,871
                                                                                                     ============
NET ASSETS consist of:
   Shares of beneficial interest, $0.01 per share par value,
      issued and outstanding 6,134,216 .........................................                     $     61,342
   Paid-in capital in excess of par value ......................................                       45,575,703
   Accumulated net realized loss on investments sold ...........................                      (19,685,623)
   Unrealized appreciation of investments ......................................                          248,449
                                                                                                     ------------
      Total Net Assets .........................................................                     $ 26,199,871
                                                                                                     ============
NET ASSET VALUE PER SHARE
   ($26,199,871 / 6,134,216 shares of beneficial interest outstanding) .........                     $       4.27
                                                                                                     ============
MARKET VALUE PER SHARE .........................................................                     $       4.07
                                                                                                     ============

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
   Interest ........................................................                    $ 2,956,602
                                                                                        -----------
EXPENSES:
   Interest expense ................................................     $   348,994
   Investment advisory fee .........................................         134,397
   Legal and audit fees ............................................         122,618
   Miscellaneous ...................................................          78,097
   Shareholder servicing agent fees ................................          52,991
   Trustees' fees and expenses .....................................          50,002
   Administration fee ..............................................          39,718
   Fund accounting fee .............................................          39,352
   Printing fee ....................................................          28,128
   Custodian fees ..................................................          15,670
                                                                         -----------
      Total Expenses ...............................................                        909,967
                                                                                        -----------
NET INVESTMENT INCOME ..............................................                      2,046,635
                                                                                        -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss on investments sold during the period .........                       (239,172)
   Net change in unrealized appreciation/depreciation of
      investments during the period ................................                     (1,960,767)
                                                                                        -----------
                                                                                         (2,199,939)
                                                                                        -----------
NET DECREASE IN NET ASSETS RESULTING
     FROM OPERATIONS ...............................................                    $  (153,304)
                                                                                        ===========

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2005

NET DECREASE IN CASH:
Cash flows from operating activities:
    Interest received ......................................................     $  3,018,326
    Operating expenses paid ................................................         (531,495)
    Decrease in short-term securities, net .................................         (978,934)
    Purchases of long-term securities ......................................      (20,031,493)
    Proceeds from sales of long-term securities ............................       21,196,289
    Interest payments on notes payable .....................................         (311,846)
                                                                                 ------------
Net cash provided by operating activities ..................................                      $  2,360,847
                                                                                                  ------------
Cash flows from financing activities:
    Principal payments on loan .............................................         (800,000)
    Distributions paid .....................................................       (2,054,953)
                                                                                 ------------
Net cash used in financing activities ......................................                        (2,854,953)
                                                                                                  ------------
Net decrease in cash .......................................................                          (494,106)
Cash -- beginning of period ................................................                           507,138
                                                                                                  ------------
Cash -- end of period ......................................................                      $     13,032
                                                                                                  ============
RECONCILIATION OF NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS TO NET CASH PROVIDED BY
    OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations .......................                      $   (153,304)
    Decrease in interest receivable ........................................           78,291
    Increase in prepaid expenses ...........................................          (26,759)
    Increase in receivable for securities sold .............................         (258,584)
    Increase in accrued interest ...........................................           37,148
    Decrease in investment advisory fee payable ............................           (1,142)
    Decrease in administration fee payable .................................             (273)
    Decrease in custodian fee payable ......................................             (326)
    Increase in accrued expenses and other payables ........................           57,978
    Increase in payable for securities purchased ...........................          204,970
    Amortization of discount/premium .......................................          (16,567)
    Decrease in short-term securities, net .................................         (978,934)
    Purchases of long-term securities ......................................      (20,236,463)
    Proceeds from sales of long-term securities ............................       21,454,873
    Net realized loss on investments sold ..................................          239,172
    Net change in unrealized appreciation/depreciation of investments ......        1,960,767
                                                                                 ------------
         Total adjustments .................................................                         2,514,151
                                                                                                  ------------
Net cash provided by operating activities ..................................                      $  2,360,847
                                                                                                  ============

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  YEAR ENDED          YEAR ENDED
                                                                               DECEMBER 31, 2005   DECEMBER 31, 2004
                                                                               -----------------   -----------------
Increase in net assets from operations:
Net investment income .....................................................       $  2,046,635        $  2,606,657
Net realized gain/(loss) on investments sold during the year ..............           (239,172)            449,306
Net change in unrealized appreciation/depreciation of
     investments during the year ..........................................         (1,960,767)           (118,636)
                                                                                  ------------        ------------
Net increase/(decrease) in net assets resulting from operations ...........           (153,304)          2,937,327
                                                                                  ------------        ------------
Distributions to shareholders from:
     Net investment income ................................................         (2,054,953)         (2,602,643)
                                                                                  ------------        ------------
        Total distributions ...............................................         (2,054,953)         (2,602,643)
                                                                                  ------------        ------------
Fund share transactions:
     Shares issued as reinvestment of dividends ...........................                 --             190,864
                                                                                  ------------        ------------
Net increase in net assets from Fund share transactions ...................                 --             190,864
                                                                                  ------------        ------------
Net increase/(decrease) in net assets .....................................         (2,208,257)            525,548
NET ASSETS:
Beginning of year .........................................................         28,408,128          27,882,580
                                                                                  ------------        ------------
End of year ...............................................................       $ 26,199,871        $ 28,408,128
                                                                                  ============        ============
Accumulated undistributed net investment income ...........................       $         --        $      8,257

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                      YEAR         YEAR         YEAR         YEAR         YEAR
                                      ENDED        ENDED        ENDED        ENDED        ENDED
                                     12/31/05     12/31/04     12/31/03     12/31/02     12/31/01
                                     -------      -------      -------      -------      -------
Operating performance:
Net asset value, beginning
  of year .......................    $  4.63      $  4.58      $  3.68      $  4.25      $  4.71
                                     -------      -------      -------      -------      -------
Net investment income ...........       0.33         0.43         0.48         0.48         0.51
Net realized and
  unrealized gain/(loss)
  on investments ................      (0.36)        0.05         0.90        (0.57)       (0.46)
                                     -------      -------      -------      -------      -------
Net increase/(decrease)
  in net assets resulting
  from investment
  operations ....................      (0.03)        0.48         1.38        (0.09)        0.05
Distributions:
Dividends from net
  investment income .............      (0.34)       (0.43)       (0.48)       (0.48)       (0.51)
Return of capital ...............         --           --           --           --#          --#
                                     -------      -------      -------      -------      -------
Total from distributions ........      (0.34)       (0.43)       (0.48)       (0.48)       (0.51)
                                     -------      -------      -------      -------      -------
Net asset value, end of
  year** ........................    $  4.27      $  4.63      $  4.58      $  3.68      $  4.25
                                     =======      =======      =======      =======      =======
Market value, end of
  year** ........................    $  4.07      $  4.28      $  4.77      $  3.64      $  4.29
                                     =======      =======      =======      =======      =======
Total investment return
  (net asset value)** ...........      (0.48)%      11.19%       39.39%       (2.06)%       0.72%
                                     =======      =======      =======      =======      =======
Total investment return
  (market value)** ..............       3.11%       (1.20)%      46.15%       (4.12)%      (1.78)%
                                     =======      =======      =======      =======      =======
Ratios to average net
  assets/supplemental data:
Net assets, end of year
  (in 000's) ....................    $26,200      $28,408      $27,883      $22,111      $25,293
Ratio of net investment
  income to average
  net assets ....................       7.61%        9.52%       11.47%       12.22%       11.11%
Ratio of operating expenses
  to average net assets (2) .....       2.08%        1.93%        1.58%        1.55%        1.44%
Portfolio turnover rate (1) .....       54.5%        55.1%        70.1%        40.2%        75.2%

                                      YEAR         YEAR         YEAR         YEAR         YEAR
                                      ENDED        ENDED        ENDED        ENDED        ENDED
                                     12/31/00     12/31/99    12/31/98*     12/31/97     12/31/96
                                     -------      -------      -------      -------      -------
Operating performance:
Net asset value, beginning
  of year .......................    $  6.53      $  6.91      $  7.96      $  7.69      $  7.32
                                     -------      -------      -------      -------      -------
Net investment income ...........       0.69         0.72         0.71         0.78         0.78
Net realized and
  unrealized gain/(loss)
  on investments ................      (1.82)       (0.39)       (1.07)        0.30         0.36
                                     -------      -------      -------      -------      -------
Net increase/(decrease)
  in net assets resulting
  from investment
  operations ....................      (1.13)        0.33        (0.36)        1.08         1.14
Distributions:
Dividends from net
  investment income .............      (0.63)       (0.71)       (0.69)       (0.78)       (0.77)
Return of capital ...............      (0.06)          --           --        (0.03)          --
                                     -------      -------      -------      -------      -------
Total from distributions ........      (0.69)       (0.71)       (0.69)       (0.81)       (0.77)
                                     -------      -------      -------      -------      -------
Net asset value, end of
  year** ........................    $  4.71      $  6.53      $  6.91      $  7.96      $  7.69
                                     =======      =======      =======      =======      =======
Market value, end of
  year** ........................    $  4.87      $  5.25      $  7.19      $  8.31      $  8.12
                                     =======      =======      =======      =======      =======
Total investment return
  (net asset value)** ...........     (18.76)%       4.93%       (4.95)%      14.50%       16.46%
                                     =======      =======      =======      =======      =======
Total investment return
  (market value)** ..............       4.58%      (18.89)%      (5.45)%      13.31%       14.38%
                                     =======      =======      =======      =======      =======
Ratios to average net
  assets/supplemental data:
Net assets, end of year
  (in 000's) ....................    $27,707      $38,389      $40,567      $45,848      $43,495
Ratio of net investment
  income to average
  net assets ....................      11.10%       10.76%        9.37%       10.08%       10.46%
Ratio of operating expenses
  to average net assets (2) .....       1.22%        1.02%        1.02%        1.06%        1.10%
Portfolio turnover rate (1) .....      118.8%        98.0%        62.4%       154.5%       172.2%

----------
(1) This rate is, in general, the percentage computed by taking the lesser of the cost of purchases or proceeds from the sales of portfolio securities for a period and dividing it by the monthly average value of such securities during the last 13 months, excluding short term securities.

(2) The annualized operating expense ratio excludes interest expense. The annualized ratios including interest expense were 3.38%, 2.64%, 2.21%, 2.37%, 3.17%, 3.89%, 3.13%, 2.98%, 3.06% and 3.19% for the years ended
      December 31, 2005,  2004,  2003,  2002,  2001,  2000, 1999, 1998, 1997 and
      1996, respectively.

* On May 29, 1998 the Fund entered into a new investment advisory agreement with INVESCO (NY), Inc. (now known as INVESCO Institutional (N.A.), Inc.) due to the acquisition of Chancellor LGT Asset Management, Inc. by AMVESCAP PLC.

** Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

#     Amount rounds to less than $0.005 per share.

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

1. SIGNIFICANT ACCOUNTING POLICIES

      CIM High Yield Securities (the "Fund") was organized under the laws of the Commonwealth of Massachusetts on September 11, 1987 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      PORTFOLIO VALUATION: Fixed-income securities (other than short-term obligations, but including listed issues) are valued based on prices obtained by one or more of the independent pricing services approved by the Board of Trustees. Such securities are valued at the mean of the closing bid and closing ask prices on the exchange where primarily traded.

      Portfolio securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term obligations with maturities of less than 60 days are valued at amortized cost which approximates market value.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of premium and accretion of discount on investments, is recorded on the accrual basis.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund distributes monthly to shareholders substantially all of its net investment income. Capital gains, if any, net of capital losses, are distributed annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

      FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax should be payable by the Fund.

      CASH FLOW INFORMATION: Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund invests in securities and distributes dividends from net investment income and net realized gains (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statements of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

      USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.  INVESTMENT  ADVISORY  FEE,   ADMINISTRATION  FEE  AND  OTHER  RELATED  PARTY
TRANSACTIONS

      The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with

      INVESCO Institutional (N.A.), Inc. (the "Adviser"). The Advisory Agreement provides that the Fund will pay the Adviser a fee, computed and payable monthly, at the annual rate of 0.50% of the Fund's average weekly net assets.

      The Fund has also entered into an Administration and Support Agreement with PFPC Inc. ("PFPC"), to provide all administrative services to the Fund other than those related to the investment decisions. PFPC is paid a fee computed and payable monthly at an annual rate of 0.09% of the Fund's average weekly net assets, but no less than $40,000 per annum.

      The Fund pays each Trustee not affiliated with the Adviser $6,000 per year plus $1,000 per board meeting and committee meeting attended, and reimburses each such Trustee for travel and out-of-pocket expenses relating to their attendance at such meetings.

      Boston Safe Deposit & Trust Company, an indirect wholly-owned subsidiary of Mellon Bank Corporation, serves as the Fund's custodian. PFPC serves as the Fund's shareholder servicing agent (transfer agent).

3. PURCHASE AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of investment securities, excluding U.S. Government and short-term investments, during the year ended December 31, 2005, amounted to $20,236,463 and $21,454,873, respectively.

      As of December 31, 2005, net unrealized appreciation on a tax basis was $243,502, of which $922,758 related to unrealized appreciation of investments and $679,256 related to unrealized depreciation of investments. The cost of securities on a federal tax basis at December 31, 2005 was $34,122,507.

      The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales.

4. FUND SHARES

      The Fund has one class of shares of beneficial interest, par value $0.01 per share, of which an unlimited number of shares are authorized. Transactions in shares of beneficial interest were as follows:

                                                   YEAR ENDED              YEAR ENDED
                                                DECEMBER 31, 2005       DECEMBER 31, 2004
                                              --------------------    --------------------
                                               SHARES      AMOUNT      SHARES      AMOUNT
                                              --------    --------    --------    --------
Issued as reinvestment of dividends ......          --    $     --      42,292    $190,864
                                              --------    --------    --------    --------
Net increase .............................          --    $     --      42,292    $190,864
                                              ========    ========    ========    ========

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. NOTES PAYABLE

      The Fund currently has an $11 million ("commitment amount") line of credit provided by Fleet National Bank (the "Bank") under an Amended and Restated Credit Agreement (the "Agreement") dated as of September 18, 1992 and amended and restated as of May 23, 2002, as amended, primarily to leverage its investment portfolio. Under this Agreement, the Fund may borrow up to the lesser of $11 million or 25% of its total assets. Interest is payable at either the federal funds rate plus 0.75% or its applicable LIBOR rate plus 0.75%, as selected by the Fund from time to time in its loan requests. The Fund is charged a commitment fee of one tenth of one percent per annum of the average daily unused commitment amount. At December 31, 2005, the Fund had borrowings of $8,390,000 outstanding under this Agreement. During the year ended December 31, 2005, the Fund had an average outstanding daily balance of $8,793,425 with an average rate of 3.96% and average debt per share of $1.43. For the year ended December 31, 2005, interest expense totaled $348,994 under this Agreement.

6. CAPITAL LOSS CARRYFORWARD

      Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders.

      At December 31, 2005, the Fund had available for Federal tax purposes unused capital loss carryforwards of $2,303,012, $133,391, $4,838,652, $7,509,786, $4,573,327, $87,693 and $234,815 expiring in 2006, 2007, 2008, 2009,
2010, 2011 and 2013 respectively.

7. RISK FACTORS

      The Fund invests in securities offering high current income which generally will be in the lower rating categories of recognized ratings agencies (below investment-grade bonds). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund will provide notice to shareholders at least 60 days prior to any change in its policy of investing primarily (at least 80% of its total assets under normal circumstances) in "high yield", high risk fixed income securities. The Fund's use of leverage also increases exposure to capital risk. The Fund may invest 2-3% of its assets in emerging markets. Emerging markets may be subject to a substantially greater degree of social, political, and economic instability than is the case in domestic markets.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8. DISTRIBUTIONS TO SHAREHOLDERS

      The tax character of distributions paid for the year ended December 31, 2005 and year ended 2004 are as follows:

                                                           2005          2004
                                                           ----          ----
DISTRIBUTIONS PAID FROM:
Ordinary income ....................................    $2,054,953    $2,602,643
                                                        ----------    ----------
Total ..............................................    $2,054,953    $2,602,643
                                                        ==========    ==========

      As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Capital loss carryforwards ....................................    $(19,680,676)
Net unrealized appreciation ...................................         243,502
                                                                   ------------
Total accumulated deficit .....................................    $(19,437,174)
                                                                   ============

      The components of accumulated earnings/deficit on a tax basis differ from book basis as a result of wash sales.

9. INDEMNIFICATION CONTINGENCIES

      In the normal course of business, the Fund enters into contracts that provide for general indemnifications to the counterparties to those contracts. The Fund's maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

10. SUBSEQUENT EVENT

      On August 4, 2005, the Board of Trustees of the Fund approved the Plan of Liquidation and Dissolution of the Fund. The Plan of Liquidation and Dissolution was submitted to a vote of shareholders of the Fund at the Annual meeting of Shareholders held on October 7, 2005. The Annual Meeting was adjourned and reconvened several times and on January 20, 2006, the Plan of Liquidation and Dissolution was approved by shareholders. On February 3, 2006, the Fund ceased its business as an investment company and the Fund's assets are expected to be distributed by one or more cash payments in complete cancellation of all of the outstanding shares of the Fund.

CIM HIGH YIELD SECURITIES
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
CIM High Yield Securities

      We have audited the accompanying statement of assets and liabilities of CIM High Yield Securities (the "Fund"), including the portfolio of investments, as of December 31, 2005, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods ended prior to December 31, 2001, were audited by other auditors whose report thereon dated February 2, 2001, expressed an unqualified opinion on these financial highlights.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CIM High Yield Securities at December 31, 2005, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

      As described in Note 10 to the financial statements, in accordance with the Fund's Plan of Liquidation, the Fund ceased operations and began an orderly liquidation effective February 3, 2006.

                                                /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 10, 2006

CIM HIGH YIELD SECURITIES
ADDITIONAL FUND INFORMATION (UNAUDITED)

      The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. Additional information about the Funds' trustees is available in the Statement of Additional Information and is available, without charge, upon request, by calling 1-800-331-1710.

                                                                                              NUMBER
                                             TERM OF                                      OF PORTFOLIOS
                                            OFFICE AND                                       IN FUND
                             POSITION(S)    LENGTH OF                                        COMPLEX
                              HELD WITH        TIME         PRINCIPAL OCCUPATION(S)          OVERSEEN       OTHER DIRECTORSHIPS
NAME, ADDRESS(1), AND AGE     THE FUND        SERVED        DURING PAST FIVE YEARS          BY TRUSTEE        HELD BY TRUSTEE
-------------------------    ----------     ----------      -----------------------       -------------     -------------------
TRUSTEES:

ROBERT G. WADE, JR.            Trustee        Term:        Consultant to INVESCO,                1                 N/A
Age.: 78                                    2002-2005;     Inc. from November 1996
                                             Trustee       to December 1998; retired
                                           since 1987.     in 1998.

JOHN F. NICKOLL                Trustee        Term:        Director, Chairman,                   1          Chairman of Wells
Age: 70                                     2003-2006;     President and Chief                              Fargo Business Credit.
                                             Trustee       Executive Officer of The
                                           since 1987.     Foothill Group Inc., a
                                                           commercial finance and asset
                                                           management company.

DR. BRUCE H. OLSON             Trustee        Term:        Professor of Finance, Miami           1                 N/A
Age: 70                                     2004-2007;     University (Ohio).
                                             Trustee
                                           since 1987.

----------
(1) The address for each Trustee is 1166 Avenue of the Americas, 27th Floor, New York, NY 10036.

CIM HIGH YIELD SECURITIES

ADDITIONAL FUND INFORMATION (CONTINUED) (UNAUDITED)

                                POSITION
                                HELD WITH        TERM OF OFFICE AND                 PRINCIPAL OCCUPATION(S) DURING PAST
NAME, ADDRESS, AND AGE          THE FUND        LENGTH OF TIME SERVED                            FIVE YEARS
----------------------          --------        ---------------------               -----------------------------------
OFFICERS:
A. GEORGE BAUMANN(1)            President      Term: Until successor is       Head of Institutional Fixed Income at INVESCO
Age: 48                                          elected; Since 2002.         since January 2001; President and CEO of PRIMCO
                                                                              Capital Management, January 1998-December 2000.

CINDY M. CAMERON(1)             Treasurer      Term: Until successor is       Deputy Finance Director, INVESCO North America
Age: 40                                          elected; Since 2002.         since January 2004; Chief Financial Officer of
                                                                              INVESCO's Institutional Fixed Income Division
                                                                              January 2000-December 2003.

JEFFREY H. KUPOR(2)             Secretary      Term: Until successor is       General Counsel, INVESCO Institutional (N.A.),
Age: 37                                          elected; Since 2003.         Inc., since December 2003; Asst. General Counsel of
                                                                              AMVESCAP Group Services, Inc., January 2002-
                                                                              December 2003; General Counsel and Secretary,
                                                                              Z-Tel Technologies, Inc., November 1999-December
                                                                              2001.

SALVATORE FAIA                    Chief        Term: Until successor is       Senior Legal Counsel, PFPC Inc. from 2002 to 2004;
ESQUIRE, CPA                    Compliance       elected; Since 2004.         Chief Legal Counsel, Corviant Corporation
Vigilant Compliance              Officer                                      (Investment Adviser, Broker-Dealer and Service
186 Dundee Drive, Suite 700                                                   Provider to the Investment Advisers and Separate
Williamstown, NJ 08094                                                        Accountant Providers) from 2001 to 2002; Partner,
Age: 42                                                                       Pepper Hamilton LLP (law firm) from 1997 to 2001.

----------
(1) The address for these officers is 400 W. Market St., Suite 3300, Louisville, KY 40202-1662.

(2) The address for this officer is 1360 Peachtree Street, NE, Suite 100, Atlanta, GA 303463.

To Shareholders of CIM High Yield Securities (the "Fund")
About the Fund's Dividend Reinvestment Plan

      Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), shareholders of the Fund ("Shareholders") whose shares are registered in their own name will automatically have all dividends and other distributions reinvested in additional shares of the Fund by PFPC (the "Agent") as agent under the Plan, unless such Shareholder terminates participation in the Plan as provided below. Shareholders whose shares are registered in the name of a broker-dealer or other nominee (i.e., in "Street Name") will not participate in the Plan unless the requisite election is made by the broker-dealer and only if such a service is provided by the broker-dealer. Shareholders who own Fund shares registered in Street Name and who desire that their distributions be reinvested should consult their broker-dealers. Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the Shareholder by the Agent.

      Whenever the Fund declares a capital gains distribution or an income dividend payable in shares or cash, participating Shareholders will take such distribution or dividend entirely in shares and the Agent shall automatically receive such shares, including fractions, for the Shareholder's account, except in the circumstances described in the paragraph below.

      Whenever the market price of the shares on the record date for the dividend or distribution is equal to or exceeds their net asset value, participants will be issued shares of the Fund at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting or other costs which the Fund would otherwise be required to incur to raise additional capital. If net asset value exceeds the market price of Fund shares at such time or if the Fund should declare a dividend or other distribution payable only in cash, the Agent will buy Fund shares in the open market, on the American Stock Exchange (the "Exchange") or elsewhere, for the Shareholder's account. If before the Agent has completed its purchases, the market price exceeds the net asset value of the Fund's shares, the average per share purchase price paid by the Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

      For all purposes of the Plan: (a) the market price of the Fund shares on a particular date shall be the last sales price on the Exchange on the close of the previous trading day or, if there is no sale on the Exchange on that date, then the mean between the closing bid and asked quotations for such stock on the Exchange on such date and (b) net asset value per Fund shares on a particular date shall be as determined by or on behalf of the Fund.

      The Fund will not charge participants for reinvesting dividends or distributions. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, Shareholders will be charged a pro rata share of brokerage commissions incurred by the Agent on all open market purchases. In addition, Shareholders requesting certificates or redeeming shares issued under the Plan will be charged a $5.00 service fee by the Agent.

      The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Distributions of net investment income and net realized capital gains, if any, will be taxable, whether received in cash or reinvested in shares under the Plan. When distributions are received in the form of shares issued by the Fund (as opposed to purchased on the open market) under such Plan, however, the amount of the distribution deemed to have been received by participating Shareholders is the fair market value of the shares received rather than the amount of cash which would otherwise have been received. In such case, participating Shareholders will have a basis for federal income tax purposes in each share received from the Fund equal to the fair market value of such share on the payment date.

      A  Shareholder  may  terminate  participation  in the  Plan at any time by notifying the Agent in writing. Such termination will become effective immediately if notice is received by the Agent not less than 10 business days before the next following dividend or distribution record date. Otherwise, the termination will be effective, with respect to any subsequent dividend or distributions, on the first trading day after the dividend paid for such record date has been credited to the Shareholder's account. Upon any termination the Agent will, upon the request of the Shareholder, cause a certificate or certificates for the full shares held for the Shareholder under the Plan and cash adjustment for any fraction to be delivered to her or him. If, upon termination, the Shareholder requests a certificate for shares held in the account, a $5.00 service fee will be charged to the Shareholder by the Agent. If the Shareholder elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of her or his shares and remit the proceeds to her or him, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions for this transaction from the proceeds.

      The Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution for which the record date is at least 90 days after written notice of the change is sent to the participants in the Plan.

      Information concerning the Plan may be obtained by calling PFPC Inc. at 1-800-331-1710, or by writing the Fund, c/o PFPC Inc., 101 Federal Street, Boston, MA 02110.

CIM HIGH YIELD SECURITIES
SHAREHOLDER VOTING RESULTS

      At the Annual Meeting of Shareholders, held on October 7, 2005, the following matter was voted on and approved:

      The election of the following Trustee:

            TRUSTEE                    FOR               ABSTAINED
            -------                    ---               ---------
            Robert G. Wade          5,415,387             299,847

      The Annual Meeting of Shareholders was adjourned and reconvened several times with regard to the proposal to liquidate and dissolve the Fund. At the reconvened Annual Meeting of Shareholders held on January 20, 2006, shareholders voted and approved the liquidation of the Fund as follows:

               FOR                   AGAINST             ABSTAINED
               ---                   -------             ---------
            4,106,040                266,151              175,994

PROXY VOTING POLICY AND VOTING RECORD

      A description of the policies and procedures used by the Fund's adviser in determining how to vote proxies relating to the Fund's portfolio securities is available without charge, upon request, by calling 1-800-331-1710. It is also available on the SEC's website at WWW.SEC.GOV.

      In addition, the Fund's complete proxy voting record for the 12 months ended June 30, 2005 is available without charge, upon request, by calling toll free 1-800-331-1710. It is also available on the SEC's website at WWW.SEC.GOV.

QUARTERLY PORTFOLIO DISCLOSURE

      The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of the fiscal quarter. The Fund's Form N-Q is available on the SEC's website at WWW.SEC.GOV, and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition, the Fund's Form N-Q is available, without charge, upon request, by calling toll free 1-800-331-1710.

                                                           CIM
--------------------------------------------------------------------------------
                                                           HIGH YIELD SECURITIES

                                                                   Annual Report
                                                               December 31, 2005

This report is sent to
shareholders of CIM High Yield
Securities for their information.
It is not a Prospectus,
circular or representation
intended for use in the
purchase or sale of shares
of the Fund or any securities
mentioned in the report.

For Additional Information about
CIM High Yield Securities
Call 1-800-331-1710.

CIM 3192 12/05


ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. John F. Nickoll, Dr. Bruce H. Olson, and Robert G. Wade, Jr. are the registrant's audit committee financial experts and each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $38,500 in 2005 and $35,000 in 2004.

Audit-Related Fees
------------------

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 in 2005 and $0 in 2004.

Tax Fees
--------

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 in 2005 and $0 in 2004.

All Other Fees
--------------

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2005 and $0 in 2004.

  (e)(1) The Audit Committee Charter provides that the Audit Committee shall pre-approve, or establish pre-approval policies and procedures concerning, the following: all audit and permitted non-audit services to be provided the Fund, and all permitted non-audit services to be provided by the Fund's independent accountant to the adviser and to entities controlling, controlled by or under common control with the adviser that provide ongoing services to the Fund, if the services relate directly to the operations and financial reporting of the Fund, except that de minimis non-audit services, may, to the extent permitted by applicable law, be approved prior to completion of the audit; and ensure that the Board is fully informed about any findings or recommendations of the independent accountant.

           The Audit Committee has not established pre-approval policies and procedures; therefore, the full Audit Committee pre-approves each of the audit and non-audit services to be provided by the principal accountant.

  (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) Not applicable.

                           (c) Not applicable.

                           (d) Not applicable.

     (f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1,234,242 for 2005 and $177,700 for 2004.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
           (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are:
Dr. Bruce H. Olson, John F. Nickoll and Robert G. Wade, Jr.


ITEM 6. SCHEDULE OF INVESTMENTS.

The Registrant's Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.






                                     INVESCO




                              PROXY VOTING POLICIES

                                       AND

                                   PROCEDURES














                                                                February 1, 2003

                                 GENERAL POLICY

INVESCO Institutional (NA), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. ("INVESCO") each has responsibility for making investment decisions that are in the best interest of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

As a fiduciary, INVESCO believes that it has a duty to manage clients' assets solely in the best interest of the clients and that the ability to vote proxies is a client asset. Accordingly, INVESCO has a duty to vote proxies in a manner in which it believes will add value to the client's investment.

INVESCO is regulated by various state and federal laws, such as the investment Advisers Act of 1940, the Investment Company Act of 1940, and the Employee Retirement Income Security Act of 1974 ("ERISA"). Because there may be different proxy voting standards for ERISA and non-ERISA clients, INVESCO's policy is to apply the proxy voting policies and procedures described herein to all of its clients. Any discussion herein which refers to an ERISA or non-ERISA situation is used for reference only.

INVESCO may amend its proxy policies and procedures from time to time without prior notice to its clients.





                                   BACKGROUND

ERISA fiduciary standards relating to proxy voting have not been interpreted until more recent times.

Due to the large number of mergers and acquisitions in the 1980s and the growing importance of institutional investors in the equity markets, the Department of Labor ("DOL"), which enforces fiduciary standards for ERISA plan sponsors and managers, took the position that the right to vote shares of stock owned by a pension plan is, in itself, an asset of the plan. Thus, the "Wall Street Rule" of "vote with management (or abstain from voting) or sell the stock" was under scrutiny.

In 1988, the DOL stated, in the "Avon Letter", that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock. Accordingly, where the authority to manage plan assets has been delegated to an investment manager pursuant to ERISA, no person other than the investment manager has authority to vote proxies appurtenant to such plan assets, except to the extent the named fiduciary has reserved to itself the right to direct a plan trustee regarding the voting of proxies.

In 1990, in the "Monks Letter", the DOL stated that an ERISA violation would occur if the investment manager is explicitly or implicitly assigned the authority to vote proxies appurtenant to certain plan-owned stock and the named fiduciary, trustee or any person other than the investment manager makes the decision on how to vote the same proxies. Thus, according to the DOL, if the investment management contract expressly provides that the investment manager is not required to vote proxies, but does not expressly preclude the investment manager from voting the relevant proxies, the investment manager would have the exclusive fiduciary responsibility for voting the proxies. In contrast, the DOL pointed out that if either the plan document or the investment management contract expressly precludes the investment manager from voting proxies, the responsibility for voting proxies lies exclusively with the trustee.

In 1994, in its Interpretive Bulletin 94-2 ("94-2"), the DOL reiterated and supplemented the Avon and Monks Letters. In addition, 94-2 extended the principles put forth in the Avon and Monks Letters to voting of proxies on shares of foreign corporations. However, the DOL recognized that the cost of exercising a vote on a particular proxy proposal could exceed any benefit that the plan could expect to gain in voting on the proposal. Therefore, the plan fiduciary had to weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interest of the plan's participants and beneficiaries.

In January 2003, the Securities and Exchange Commission ("SEC") adopted regulations regarding Proxy Voting by investment advisers (SEC Release No. IA-2106). These regulations required investment advisers to (1) adopt written proxy voting policies and procedures which describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting and which also addresses how the adviser resolves those conflicts in the bet interest of clients; (2) disclose to clients how they can obtain information from the adviser on how the adviser voted the proxies; and
(3) describe to clients its proxy voting policies and procedure to clients and, upon request, furnish a copy of them to clients.





                               PROXY VOTING POLICY

Consistent with the fiduciary standards discussed above, INVESCO will vote proxies unless either the named fiduciary (e.g., the plan sponsor) retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith (i.e., foreign proxies). In voting such proxies, INVESCO will act prudently, taking into consideration those factors that may affect the value of the security and will vote such proxies in a manner in which, in its opinion, is in the best interests of clients.





                                 PROXY COMMITTEE

The INVESCO Proxy Committee will establish guidelines and procedures for voting proxies and will periodically review records on how proxies were voted.

The Proxy Committee will consist of certain of INVESCO's equity investment professionals and non-equity investment professionals.

                                  PROXY MANAGER


The Proxy Committee will appoint a Proxy Manager and/or hire a third-party Proxy Agent to analyze proxies, act as a liaison to the Proxy Committee and manage the proxy voting process, which process includes the voting of proxies and the maintenance of appropriate records.

The Proxy Manager will exercise discretion to vote proxies within the guidelines established by the Proxy Committee. The Proxy Manager will consult with the Proxy Committee in determining how to vote proxies for issues not specifically covered by the proxy voting guidelines adopted by the Proxy Committee or in situations where the Proxy Manager or members of the Committee determine that consultation is prudent.





                              CONFLICTS OF INTEREST

In effecting our policy of voting proxies in the best interests of our clients, there may be occasions where the voting of such proxies may present an actual or perceived conflict of interest between INVESCO, as the investment manager, and clients.

Some of these potential conflicts of interest situations include, but are not limited to, (1) where INVESCO (or an affiliate) manage assets, administer employee benefit plans, or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favor of the management of such a company may harm our (or an affiliate's) relationship with the company; (2) where INVESCO (or an affiliate) may have a business relationship, not with the company, but with a proponent of a proxy proposal and where INVESCO (or an affiliate) may manage assets for the proponent or (3) where INVESCO (or an affiliate) or any member of the Proxy Committee may have personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or where INVESCO (or an affiliate) or any member of the Proxy Committee may have a personal interest in the outcome of a particular matter before shareholders.

In order to avoid even the appearance of impropriety, in the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where we have invested clients' funds in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best interest of all of our clients.

In addition, members of the Proxy Committee must notify INVESCO's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings the INVESCO Management Committee. In the event that it is determined that improper influence was made, the Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2)
taking remedial action, if necessary, to correct the result of any improper influence where the clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best interest of clients.

Furthermore, members of the Proxy Committee must advise INVESCO's Chief Compliance Officer and fellow Committee members of any actual or potential conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.





                             PROXY VOTING PROCEDURES


The Proxy Manager will:

     o   Vote proxies;

     o Take reasonable steps to reconcile proxies received by INVESCO and/or a third-party Proxy Agent who administers the vote with shares held in the accounts;

     o Document the vote and rationale for each proxy voted (routine matters are considered to be documented if a proxy is voted in accordance with the Proxy Voting Guidelines established by the Proxy Committee);

     o If requested, provide to clients a report of the proxies voted on their behalf.




                             PROXY VOTING GUIDELINES


The Proxy Committee has adopted the following guidelines in voting proxies:

         I.   Corporate Governance

         INVESCO will evaluate each proposal separately. However, INVESCO will generally vote FOR a management sponsored proposal unless it believes that adoption of the proposal may have a negative impact on the economic interests of shareholders.

         INVESCO will generally vote FOR

           o  Annual election of directors

           o  Appointment of auditors

           o  Indemnification   of  management  or  directors  or  both  against
              negligent or unreasonable action

           o  Confidentiality of voting

           o  Equal access to proxy statements

           o  Cumulative voting

           o  Declassification of Boards

           o  Majority of Independent Directors

         INVESCO will generally vote AGAINST

           o  Removal  of  directors   from  office  only  for  cause  or  by  a
              supermajority vote

           o  "Sweeteners" to attract support for proposals

           o  Unequal voting rights proposals ("superstock")

           o  Staggered or classified election of directors

           o Limitation of shareholder rights to remove directors, amend by-laws, call special meetings, nominate directors, or other actions to limit or abolish shareholder rights to act independently such as acting by written consent

           o  Proposals to vote unmarked proxies in favor of management

           o  Proposals to eliminate existing pre-emptive rights


         II.  Takeover Defense and Related Actions


         INVESCO will evaluate each proposal separately. Generally, INVESCO will vote FOR a management sponsored anti-takeover proposal which (1) enhances management's bargaining position and (2) when combined with other anti-takeover provisions, including state takeover laws, does not discourage serious offers. INVESCO believes that generally four or more anti-takeover measures, which can only be repealed by a super-majority vote, are considered sufficient to discourage serious offers and therefore should be voted AGAINST.


         INVESCO will generally vote FOR

           o  Fair price provisions

           o Certain increases in authorized shares and/or creation of new classes of common or preferred stock

           o  Proposals to eliminate greenmail provisions

           o  Proposals to eliminate poison pill provisions

           o  Proposals to re-evaluate or eliminate in-place "shark repellents"


         INVESCO will generally vote AGAINST

           o Proposals authorizing the company's board of directors to adopt, amend or repeal by-laws without shareholders' approval

           o  Proposals   authorizing  the  company's  management  or  board  of
              directors   to  buy  back   shares  at  premium   prices   without
              shareholders' approval


         III. Compensation Plans

         INVESCO will evaluate each proposal separately. INVESCO believes that in order for companies to recruit, promote and retain competent personnel, companies must provide appropriate and competitive compensation plans. INVESCO will generally vote FOR management sponsored compensation plans, which are reasonable, industry competitive and not unduly burdensome to the company in order for the company to recruit, promote and retain competent personnel.

         INVESCO will generally vote FOR

           o  Stock option plans and/or stock appreciation right plans

           o Profit incentive plans provided the option is priced at 100% fair market value

           o Extension of stock option grants to non-employee directors in lieu of their cash compensation provided the option is priced at or about the then fair market value

           o  Profit sharing, thrift or similar savings plans


         INVESCO will generally vote AGAINST

           o Stock option plans that permit issuance of loans to management or selected employees with authority to sell stock purchased by the loan without immediate repayment, or that are overly generous (below market price or with appreciation rights paying the difference between option price and the stock, or permit pyramiding or the directors to lower the purchase price of outstanding options without a simultaneous and proportionate reduction in the number of shares available)

           o Incentive plans which become effective in the event of hostile takeovers or mergers (golden and tin parachutes)

           o Proposals creating an unusually favorable compensation structure in advance of a sale of the company

           o Proposals that fail to link executive compensation to management performance

           o Acceleration of stock options/awards if the majority of the board of directors changes within a two year period

           o Grant of stock options to non-employee directors in lieu of their cash compensation at a price below 100% fair market value

           o Adoption of a stock purchase plan at less than 85% of fair market value


         IV.  Capital Structure, Classes of Stock and Recapitalization

         INVESCO will evaluate each proposal separately. INVESCO recognizes that from time to time companies must reorganize their capital structure in order to avail themselves of access to the capital markets and in order to restructure their financial position in order to raise capital and to be better capitalized. Generally, INVESCO will vote FOR such management sponsored reorganization proposals if such proposals will help the company gain better access to the capital markets and to attain a better financial position. INVESCO will generally vote AGAINST such proposals that appear to entrench management and do not provide shareholders with economic value.

         INVESCO will generally vote FOR

           o  Proposals to reincorporate or reorganize into a holding company

           o Authorization of additional common or preferred shares to accommodate a stock split or other business purposes not related to anti-takeover measures as long as the increase is not excessive and a valid need has been proven

         INVESCO will generally vote AGAINST

           o Proposals designed to discourage mergers and acquisitions in advance

           o Proposals to change state of incorporation to a state less favorable to shareholders' interests

           o  Reincorporating  in  another  state  to  implement   anti-takeover
              measures


         V.   Social Responsibility

         INVESCO will evaluate each proposal separately. INVESCO believes that a corporation, if it is in a solid financial position and can afford to do so, has an obligation to return certain largesse to the communities in which it operates. INVESCO believes that the primary mission of a company is to be profitable. However, where a company has proven that it is able to sustain a level of profitability and the market price of the company's shares reflect an appropriate economic value for such shares, INVESCO will generally vote FOR certain social responsibility initiatives. INVESCO will generally vote AGAINST proposed social responsibility initiatives if it believes that the company already has adequate policies and procedures in place and it should focus its efforts on enhancing shareholder value where the assets and resources involved could be put to better use in obtaining profits.


         INVESCO will generally vote FOR

           o  International Labor Organization Principles

           o Resolutions seeking Basic Labor Protections and Equal Employment Opportunity

           o  Expanding EEO/Social Responsibility Reporting





                                 RECORD KEEPING

The Proxy Manager will take necessary steps to retain proxy voting records for the period of time as required by regulations.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

        As of December 31, 2005 and until the Registrant's portfolio was liquidated on February 23, 2006, Charles Bishop, Portfolio Manager, employed by INVESCO Institutional, N.A. (INVESCO), the Registrant's investment adviser, was the person who was primarily responsible for the day-to-day management of the Registrant as its Portfolio Manager. He has been employed by INVESCO for 13 years and his business experience for the past five years includes Portfolio Manager and Senior Credit Analyst. Charles Bishop is a Senior High Yield Analyst in Invesco's Fixed Income Group. His coverage responsibilities include Automotive Parts, Industrials, Aerospace and Defense, Metals, Packaging, Transportation, Technology, Telecom and Finance. His role is to identify securities from this group of sectors, aggregate the input from the rest of the team members and he actively managed the Registrant's portfolio of securities.

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

        OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER

        The table below shows other accounts managed by the Portfolio Manager as of December 31, 2005:

              --------------------------------------------------------------------------------------------------------------
                                                                                                            Total Assets
                   Name of                                                               No. of Accounts     in Accounts
                  Portfolio                                 Total                         where Advisory   where Advisory
                 Manager or                           No. of Accounts        Total       Fee is Based on    Fee is Based
                 Team Member      Type of Accounts         Managed           Assets        Performance     on Performance
              --------------------------------------------------------------------------------------------------------------
              Charles Bishop     Registered                   0                $0                0                $0
                                 Investment
                                 Companies:
              --------------------------------------------------------------------------------------------------------------
              Charles Bishop     Other Pooled                 1             $154 mil             0                $0
                                 Investment
                                 Vehicles:
              --------------------------------------------------------------------------------------------------------------
              Charles Bishop     Other Accounts:              9             $417 mil             1              $51 mil
              --------------------------------------------------------------------------------------------------------------

        POTENTIAL CONFLICTS OF INTERESTS

        All accounts managed by the Portfolio Manager employ the identical investment strategy. Investment and trade allocations among accounts are made pursuant to the investment adviser's allocation policies.

(a)(3)  COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM
        MEMBERS

        As of December 31, 2005 the investment adviser's compensation structure for the Registrant's portfolio manager consists of:

        BASE SALARY. The portfolio manager is paid a base salary which is set at a level determined to be appropriate based upon an individual's experience and responsibilities through the use of independent compensation surveys of the investment management industry.

        ANNUAL BONUS. The portfolio manager is paid an annual cash bonus which has a performance driven component and a discretionary component, the combined total of which will typically range from 50 to over 100 percent of the manager's base salary.

        EQUITY-BASED COMPENSATION. The portfolio manager may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards or equity-based compensation typically vest over time, so as to create incentives to retain key talent.

        PARTICIPATION IN GROUP INSURANCE PROGRAMS. The portfolio manager is provided life insurance coverage in the form of a group variable universal life insurance policy, under which he may make additional contributions to purchase additional insurance coverage or for investment purposes.

        PARTICIPATION IN DEFERRED COMPENSATION PLAN. The portfolio manager is eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

(a)(4)  DISCLOSURE OF SECURITIES OWNERSHIP

        The table below sets forth beneficial ownership of shares of the Registrant by the Portfolio Manager as of December 31, 2005.

                                        ----------------------------------------
                                                                   Dollar ($)
                                                                  Range of Fund
                                          Name of Portfolio           Shares
                                             Manager or           Beneficially
                                            Team Member               Owned
                                        ----------------------------------------
                                          Charles Bishop              $0
                                        ----------------------------------------

(b) Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

    (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

    (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

    (a)(1) Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

    (a)(2)   Certifications  pursuant  to Rule  30a-2(a)  under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

    (a)(3)   Not applicable.

    (b)      Certifications  pursuant  to Rule  30a-2(b)  under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)   CIM High Yield Securities
             -------------------------------------------------------------------
By (Signature and Title)*  /s/ George Baumann
                         -------------------------------------------------------
                           George Baumann, President
                           (principal executive officer)

Date           March 10, 2006
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ George Baumann
                         -------------------------------------------------------
                           George Baumann, President
                           (principal executive officer)

Date           March 10, 2006
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ Cindy Cameron
                         -------------------------------------------------------
                           Cindy Cameron, Treasurer
                           (principal financial officer)

Date           March 10, 2006
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.